   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 22, 1996

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                           LAMAR ADVERTISING COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                         7312                        72-1205791
 (State or Other Jurisdiction   (Primary Standard Industrial         (I.R.S. Employer
      of Incorporation or
          Organization)          Classification Code Number)      Identification Number)

                              5551 CORPORATE BLVD.
                          BATON ROUGE, LOUISIANA 70808
                                 (504) 926-1000

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              KEVIN P. REILLY, JR.
                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           LAMAR ADVERTISING COMPANY
                              5551 CORPORATE BLVD.
                          BATON ROUGE, LOUISIANA 70808
                                 (504) 926-1000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                         Copies to:
             STANLEY KELLER, ESQ.                        DENNIS J. FRIEDMAN, ESQ.
              PALMER & DODGE LLP                          CHADBOURNE & PARKE LLP
              ONE BEACON STREET                            30 ROCKEFELLER PLAZA
         BOSTON, MASSACHUSETTS 02108                     NEW YORK, NEW YORK 10112
                (617) 573-0100                                (212) 408-5100

                             ---------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                             ---------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-14789

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following. [ ]

                             ---------------------
                       CALCULATION OF REGISTRATION FEE
================================================================================
    Title of each class of      Proposed maximum aggregate           Amount of
  securities to be registered     offering price (1)            registration fee
--------------------------------------------------------------------------------
Senior Subordinated
Notes due 2006                       30,000,000 (2)                  $9,090.91
================================================================================
(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1993.

(2) These securities are in addition to the $225,000,000 aggregate principal amount of the Company's Senior Subordinated Notes registered pursuant to Registration Statement No. 333-14789 for which a filing fee of $68,181.82 has been paid.

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        TABLE OF ADDITIONAL REGISTRANTS

                                                             STATE OR OTHER
                      EXACT NAME OF                          JURISDICTION OF         I.R.S. EMPLOYER
                      REGISTRANT AS                           INCORPORATION          IDENTIFICATION
                 SPECIFIED IN ITS CHARTER                    OR ORGANIZATION             NUMBER
----------------------------------------------------------   ---------------         ---------------
The Lamar Corporation                                        Louisiana                  72-0690208
Interstate Logos, Inc.                                       Delaware                   72-1230862
Lamar Advertising of Colorado Springs, Inc.                  Colorado                   72-0931093
Lamar Advertising of Jackson, Inc.                           Mississippi                72-1085074
Lamar Advertising of Mobile, Inc.                            Alabama                    63-0576601
Lamar Advertising of South Georgia, Inc.                     Georgia                    72-1113924
Lamar Advertising of South Mississippi, Inc.                 Mississippi                72-1085105
Lamar Advertising of Youngstown, Inc.                        Ohio                       23-2669670
TLC Properties, Inc.                                         Louisiana                  72-0640751
Missouri Logos, Inc.                                         Missouri                   72-1181668
Nebraska Logos, Inc.                                         Nebraska                   72-1137877
Oklahoma Logo Signs, Inc.                                    Oklahoma                   72-1141447
Utah Logos, Inc.                                             Utah                       72-1148211
Ohio Logos, Inc.                                             Ohio                       72-1148212
Georgia Logos, Inc.                                          Georgia                    72-1289331
Kansas Logos, Inc.                                           Kansas                     48-1187701
Lamar Air, LLC                                               Louisiana                  72-1277136
Lamar Pensacola Transit, Inc.                                Florida                    59-3391978
Lamar Tennessee Limited Partner, Inc.                        Louisiana                  72-1309006
Lamar Tennessee Limited Partnership                          Tennessee                  72-1309007
Lamar Tennessee Limited Partnership II                       Tennessee                  72-1309008
Lamar Texas General Partner, Inc.                            Texas                      72-1309003
Lamar Texas Limited Partnership                              Texas                      72-1309005
Michigan Logos, Inc.                                         Michigan                   38-3071362
Minnesota Logos, Inc.                                        Minnesota                  41-1800355
Minnesota Logos, a Partnership                               Minnesota                  41-1804634
Mississippi Logos, Inc.                                      Mississippi                64-0828364
New Jersey Logos, Inc.                                       New Jersey                 22-3380044
South Carolina Logos, Inc.                                   South Carolina             52-2152628
Tennessee Logos, Inc.                                        Tennessee                  62-1649765
Texas Logos, Inc.                                            Texas                      76-0381679
                                                                                          Has been
TLC Properties II, Inc.                                      Louisiana                 applied for
Virginia Logos, Inc.                                         Virginia                   54-1763912

                               EXPLANATORY NOTE


    This Registration Statement is being filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-14789) filed by Lamar Advertising Company (the "Company") and certain of the Company's subsidiaries with the Securities and Exchange Commission on October 24, 1996, as amended by Amendment Nos. 1 and 2 thereto filed on October 31, 1996 and November 19, 1996, respectively (the "Earlier Registration Statement"), which was declared effective on November 21, 1996, are incorporated herein by reference. The form of prospectus contained in the Earlier Registration Statement will reflect the aggregate amount of securities registered in this Registration Statement and the Earlier Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR ADVERTISING COMPANY

                                               /s/  KEVIN P. REILLY, JR.

                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  DUDLEY W. COATES*             Director                       November 22, 1996
---------------------------------------------
              Dudley W. Coates

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

                                               Director
---------------------------------------------
              Jack S. Rome, Jr.

                                               Director
---------------------------------------------
             William R. Schmidt

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*  By: /s/ KEVIN P. REILLY , JR.
      --------------------------------------
           Kevin P. Reilly, Jr.
   Attorney-in-fact for such persons pursuant
   to power of attorney filed as an exhibit to
   the Registration Statement on Form S-3
   (No.333-14789) of Lamar Advertising Company.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            GEORGIA LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
      /s/  T. EVERETT STEWART, JR.             Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

          /s/  KEITH A. ISTRE*                 Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

       /s/  KEVIN P. REILLY, JR.               Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

         /s/  CHARLES W. LAMAR*                Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

        /s/  GERALD H. MARCHAND*               Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            INTERSTATE LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.           Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            KANSAS LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR ADVERTISING OF COLORADO
                                            SPRINGS, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:       /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
                Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR ADVERTISING OF JACKSON, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:       /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
                Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR ADVERTISING OF MOBILE, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:      /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR ADVERTISING OF SOUTH
                                            GEORGIA, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:       /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
                Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR ADVERTISING OF SOUTH
                                            MISSISSIPPI, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:       /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
                Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                           LAMAR ADVERTISING OF
                                           YOUNGSTOWN, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                           -------------------------------------
                                                    Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
       /s/  KEVIN P. REILLY, JR.               Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

          /s/  KEITH A. ISTRE*                 Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

         /s/  CHARLES W. LAMAR*                Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

        /s/  GERALD H. MARCHAND*               Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

      /s/  T. EVERETT STEWART, JR.*            Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:      /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR AIR, LLC

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
       /s/  KEVIN P. REILLY, JR.               Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

          /s/  KEITH A. ISTRE*                 Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

         /s/  CHARLES W. LAMAR*                Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

        /s/  GERALD H. MARCHAND*               Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

      /s/  T. EVERETT STEWART, JR.*            Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:      /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR PENSACOLA TRANSIT, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
       /s/  KEVIN P. REILLY, JR.               Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

          /s/  KEITH A. ISTRE*                 Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

         /s/  CHARLES W. LAMAR*                Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

        /s/  GERALD H. MARCHAND*               Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

      /s/  T. EVERETT STEWART, JR.*            Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:      /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR TENNESSEE LIMITED
                                            PARTNER, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
       /s/  KEVIN P. REILLY, JR.               Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

          /s/  KEITH A. ISTRE*                 Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

         /s/  CHARLES W. LAMAR*                Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

        /s/  GERALD H. MARCHAND*               Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

      /s/  T. EVERETT STEWART, JR.*            Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:      /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR TENNESSEE LIMITED
                                            PARTNERSHIP

                                            By:      THE LAMAR CORPORATION
                                            ------------------------------------
                                                      its General Partner

                                            By:   /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR TENNESSEE LIMITED
                                            PARTNERSHIP II

                                            By:      THE LAMAR CORPORATION
                                            ------------------------------------
                                                      its General Partner

                                            By:  /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR TEXAS GENERAL PARTNER, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, Amendment No. 2 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:       /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
                Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            LAMAR TEXAS LIMITED PARTNERSHIP

                                            By: LAMAR TEXAS GENERAL PARTNER,
                                                 INC., its General Partner

                                            By:   /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            MICHIGAN LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, Amendment No. 2 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            MINNESOTA LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, Amendment No. 2 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            MINNESOTA LOGOS, A PARTNERSHIP

                                            By:   MINNESOTA LOGOS, INC.,
                                                   its General Partner

                                            By:  /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                   T. Everett Stewart, Jr.
                                                President and Chief Executive
                                                          Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            MISSISSIPPI LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.             Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            MISSOURI LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            NEBRASKA LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            NEW JERSEY LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            OHIO LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            OKLAHOMA LOGO SIGNS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            SOUTH CAROLINA LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand


*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

aTtorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            TENNESSEE LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            TEXAS LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            THE LAMAR CORPORATION

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  DUDLEY W. COATES*             Director                       November 22, 1996
---------------------------------------------
              Dudley W. Coates

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND             Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

                                               Director
---------------------------------------------
              Jack S. Rome, Jr.

                                               Director
---------------------------------------------
             William R. Schmidt

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:      /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            TLC PROPERTIES, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                            ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:    /s/ KEVIN P. REILLY, JR.
---------------------------------------------
           Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            TLC PROPERTIES II, INC.

                                               /s/  KEVIN P. REILLY, JR.
                                          ------------------------------------
                                                    Kevin P. Reilly, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
          /s/  KEVIN P. REILLY, JR.            Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
            Kevin P. Reilly, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

        /s/  T. EVERETT STEWART, JR.*          Director                       November 22, 1996
---------------------------------------------
           T. Everett Stewart, Jr.

*By:       /s/  KEVIN P. REILLY, JR.
    -----------------------------------------
                Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            UTAH LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on November 22, 1996.

                                            VIRGINIA LOGOS, INC.

                                             /s/  T. EVERETT STEWART, JR.
                                            ------------------------------------
                                                  T. Everett Stewart, Jr.
                                               President and Chief Executive
                                                          Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                               TITLE                      DATE
---------------------------------------------  ----------------------------   ------------------
        /s/  T. EVERETT STEWART, JR.           Director and Principal         November 22, 1996
---------------------------------------------    Executive Officer
           T. Everett Stewart, Jr.

             /s/  KEITH A. ISTRE*              Director and Principal         November 22, 1996
---------------------------------------------    Financial and Accounting
               Keith A. Istre                    Officer

          /s/  KEVIN P. REILLY, JR.            Director                       November 22, 1996
---------------------------------------------
            Kevin P. Reilly, Jr.

            /s/  CHARLES W. LAMAR*             Director                       November 22, 1996
---------------------------------------------
              Charles W. Lamar

           /s/  GERALD H. MARCHAND*            Director                       November 22, 1996
---------------------------------------------
             Gerald H. Marchand

*By:    /s/  KEVIN P. REILLY, JR.
---------------------------------------------
             Kevin P. Reilly, Jr.

Attorney-in-Fact for such persons pursuant to power of attorney filed as an exhibit to the Registration Statement on Form S-3 (No. 333-14789) of Lamar Advertising Company

                               INDEX TO EXHIBITS

   EXHIBIT NUMBER                             DESCRIPTION OF EXHIBIT
-------------------- ------------------------------------------------------------------------
         1.1         -- Form of Underwriting Agreement. Previously filed as
                        Exhibit 1.1 to the Registrant's Registration Statement
                        on Form S-3 (File No. 333-14789) and incorporated
                        herein by reference.

         5.1         -- Opinion of Palmer & Dodge LLP. Filed herewith.

         5.2         -- Opinion of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, LLP.
                        Filed herewith.

         5.3         -- Opinion of Chadbourne & Parke LLP. Filed herewith.

        23.1         -- Consent of KPMG Peat Marwick LLP, independent accountants of Lamar
                        Advertising Company. Filed herewith.

        23.2         -- Consent of KPMG Peat Marwick LLP, independent accountants of Outdoor
                        East, L.P. Filed herewith.

        23.3         -- Consent of McGrail, Merkel, Quinn and Associates, independent accountants of FKM Advertising Co., Inc. Filed herewith.

        23.4         -- Consent of Palmer & Dodge LLP (included in Exhibit 5.1).

        23.5         -- Consent of Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, LLP
                        (included in Exhibit 5.2).

        23.6         -- Consent of Chadbourne & Parke LLP (included in Exhibit 5.3).

        24.1         -- Power of Attorney. Previously filed as Exhibit 24.1 to
                        the Registrant's Registration Statement on Form S-3
                        (File no. 333-14789), and incorporated herein by reference.
